                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                   THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, MARCH 24, 1998
                               -----------------

TO THE SHAREHOLDERS OF
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") will be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022, on Tuesday, March 24, 1998, commencing at 10:00 a.m. The purpose of the meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the meeting or any adjournments thereof:

        (1) To elect two (2) directors of the Fund.

        (2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the fiscal year ending November 30, 1998.

    The close of business on February 23, 1998 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about February 26, 1998.

                                          By order of the Board of Directors,

                                                 /s/ Michael A. Pignataro

                                                 MICHAEL A. PIGNATARO
                                                      SECRETARY

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: February 26, 1998
New York, New York

                 THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, MARCH 24, 1998
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022, on Tuesday, March 24, 1998 (commencing at 10:00 a.m.), and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, BEA Associates, the investment adviser to the Fund ("BEA"), Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator"), or MacKenzie Partners, Inc. ("MacKenzie"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $3,500 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of MacKenzie for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about February 26, 1998.

    The principal executive office of BEA is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Administrator has its principal executive office at 245 Park Avenue, 15th Floor, New York, New York 10167.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended November 30, 1997 has previously been furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR the election of the nominees for director and FOR the ratification of Coopers and Lybrand L.L.P. as independent public accountants for the fiscal year ending November 30, 1998, and in accordance with the judgment of the persons appointed as proxies on any other matters that may properly come before the Meeting. Any shareholder giving a Proxy has the right to attend the Meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy while Proposal 2 requires for approval the vote of a majority of the votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.

    The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, February 23, 1998, there were 16,107,169 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:

    --indicate your instructions on the Proxy;

    --date and sign the Proxy;

    --mail the Proxy promptly in the enclosed envelope;

    --allow sufficient time for the Proxy to be received before 10:00 a.m. on March 24, 1998.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of two (2) directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    Enrique R. Arzac and James J. Cattano, directors whose current terms expire on the date of the Meeting, have been nominated for a three-year term to expire at the 2001 Annual Meeting of Shareholders. Messrs. Arzac and Cattano currently serve as directors of the Fund. Mr. Cattano has been a member of the Board of Directors since the Fund commenced operations in December 1993. Mr. Arzac has been a member of the Board of Directors since February, 1996. If elected, each of Messrs. Arzac and Cattano will serve until the 2001 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each nominee or director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund and the officers and directors of the Fund as a group. Each of the nominees, directors and officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers and directors of the Fund as a group owns less than one percent of the outstanding Shares of the Fund.

                             SHARES                                                             MEMBERSHIPS ON
                             BENEFICIALLY                                                      BOARDS OF OTHER
                             OWNED                                        LENGTH OF SERVICE       REGISTERED
                             ON                                            AS DIRECTOR AND        INVESTMENT
                             FEBRUARY     CURRENT PRINCIPAL OCCUPATION    TERM OF MEMBERSHIP    COMPANIES AND
                             23,          AND PRINCIPAL EMPLOYMENT         ON BOARD OF THE      PUBLICLY HELD
        NAME (AGE)           1998        DURING THE PAST FIVE YEARS              FUND             COMPANIES
---------------------------  ----   ------------------------------------  ------------------  ------------------

Dr. Enrique R. Arzac (56)    200    Professor of Finance and Economics    Since 1996; cur-    Director of nine
  Columbia University               and Director of the Financial Man-    rent term ends at   other BEA-advised
  Graduate School of                agement Program, Graduate School of   the 1998 annual     investment compa-
   Business                         Business, Columbia University         meeting.            nies; Director of
  New York, NY 10027                (1971-present).                                           The Adam Express
                                                                                              Company; Director
                                                                                              of Petroleum and
                                                                                              Resources Corpora-
                                                                                              tion.

James J. Cattano (54) .....  400    President, Primary Resource Inc. (an  Since 1993; cur-    Director of six
  78 Manor Road                     international trading company         rent term ends at   other BEA-advised
  Ridgefield, CT 06877              specializing in the sale of agricul-  the 1998 annual     investment compa-
                                    tural commodities in Latin American   meeting.            nies.
                                    markets) (10/96-present); Presi-
                                    dent, Atlantic Fertilizer & Chemi-
                                    cal Company, (an international
                                    trading company specializing in the
                                    sale of agricultural commodities in
                                    Latin American markets)
                                    (10/91-10/96).

Peter A. Gordon (55) ......  --     Retired (1/96-Present); General       Since 1993; cur-    Director of five
  284 Coopers Neck Lane             Partner of Ethos Capital Management   rent term ends at   other BEA-advised
  P.O. Box 1327                     (6/92-12/95); Managing Director at    the 2000 annual     investment
  Southampton, NY 11968             Salomon Brothers Inc (1981-6/92).     meeting.            companies; Di-
                                                                                              rector of TCS
                                                                                              Fund, Inc.; Direc-
                                                                                              tor of the Mills
                                                                                              Corporation.

                             SHARES                                                             MEMBERSHIPS ON
                             BENEFICIALLY                                                      BOARDS OF OTHER
                             OWNED                                        LENGTH OF SERVICE       REGISTERED
                             ON                                            AS DIRECTOR AND        INVESTMENT
                             FEBRUARY     CURRENT PRINCIPAL OCCUPATION         TERM OF          COMPANIES AND
                             23,          AND PRINCIPAL EMPLOYMENT          MEMBERSHIP ON       PUBLICLY HELD
        NAME (AGE)           1998        DURING THE PAST FIVE YEARS       BOARD OF THE FUND       COMPANIES
---------------------------  ----   ------------------------------------  ------------------  ------------------

George W. Landau (78) .....  1,000  Chairman of Latin American Advisory   Since 1993; cur-    Director of six
  Two Grove Isle Drive              Board of the Coca-Cola Corporation    rent term ends at   other BEA-advised
  Coconut Grove, FL 33133           and Senior Advisor of Coca-Cola       the 2000 annual     investment
                                    International (1988-present);         meeting.            companies; Direc-
                                    President of the Americas Society                         tor of Emigrant
                                    and Council of the Americas                               Savings Bank; Di-
                                    (7/85-10/93); United States Am-                           rector of GAM
                                    bassador to Venezuela (1982-1985);                        Funds, Inc.
                                    United States Ambassador to Chile
                                    (1977-1982) and United States Am-
                                    bassador to Paraguay (1972-1977).

William W. Priest, Jr.*      --     Chairman--Management Committee,       Since 1997; cur-    Director of ten
  (56)                              Chief Executive Officer and           rent term ends at   other BEA-advised
  153 East 53rd Street              Executive Director of BEA             the 1999 annual     investment
  New York, NY 10022                (12/90-present).                      meeting.            companies.

Martin M. Torino (48) .....  --     Chairman of the Board of Ingenio y    Since 1993; cur-    Director of five
  Reconquista 365, 9th Fl.          Refineria San Martin Del Tabacal      rent term ends at   other BEA-advised
  Capital Federal 1003              S.A. (8/96-present); Executive        the 1999 annual     investment
  Buenos Aires, Argentina           Director of TAU S.A. (a commodities   meeting.            companies.
                                    trading firm) (11/90-present);
                                    President of DYAT S.A.
                                    (10/93-present); Executive Vice
                                    President of Louis-Dreyfus Sugar,
                                    Inc. (84-91).

Richard W. Watt* (39) .....  1,330  Managing Director of BEA              Since 1995; cur-    Director of seven
  153 East 53rd Street              (7/96-present); Senior Vice Presi-    rent term ends at   other BEA-advised
  New York, NY 10022                dent of BEA (8/95-7/96); Head of      the 2000 annual     investment
                                    Emerging Markets Investments and      meeting.            companies.
                                    Research at Gartmore Investment
                                    Limited (11/92-6/95); Director of
                                    Kleinwort Benson International In-
                                    vestment (5/87-10/92).

All directors and officers
  (11 persons, including
  the foregoing) as a
  group....................  3,830

    During the fiscal year ended November 30, 1997, each director who is not a director, officer, partner, co-partner or employee of BEA, the Administrator, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid by the Fund during the fiscal year ended November 30, 1997 to all such unaffiliated directors was $37,000. During the fiscal year ended November 30, 1997, the Board convened seven times. Each director except Mr. Priest attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served.

    Messrs. Arzac, Cattano, Gordon, Landau and Torino constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund. The Audit Committee met once during the fiscal year ended November 30, 1997. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board performs the functions of a nominating committee. The Board will consider nominees recommended by shareholders. Recommendations should be submitted to the Board in care of the Secretary of the Fund. The Fund does not have a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended November 30, 1997, all filing requirements applicable to such persons were complied with.

    The following table shows certain information about officers of the Fund other than Messrs. Priest and Watt, who are described above. Mr. Priest is Chairman of the Board of the Fund and was appointed to such position on February 11, 1997. Mr. Watt is President and Chief Investment Officer of the Fund. Mr. Watt was appointed to his positions on February 11, 1997, having previously served as Executive Vice President and Investment Officer of the Fund since August 15, 1995. Mr. Liebes was elected Senior Vice President of the Fund on August 12, 1997. Mr. Pignataro has served in his position since the Fund commenced operations in December 1993. Mr. Del Guercio and Ms. Setnicka were elected to the office of Vice President and Treasurer, respectively, of the Fund on August 12, 1997. Each officer of the Fund will hold office until a successor has been elected by the Board. All officers of the Fund are employees of and are compensated by BEA. The Fund has no bonus, profit sharing, pension or retirement plans.

                                       SHARES
                                       BENEFICIALLY
                                       OWNED
                                       ON                                  CURRENT PRINCIPAL OCCUPATION AND
                                       FEBRUARY                          PRINCIPAL EMPLOYMENT DURING THE PAST
             NAME               AGE    23, 1998   POSITION WITH FUND                  FIVE YEARS
------------------------------  ----   ----   -----------------------  ----------------------------------------
Hal Liebes ...................   33    --     Senior Vice President    Senior Vice President and General
  153 East 53rd Street                                                 Counsel of BEA (95-present); Chief
  New York, NY 10022                                                   Compliance Officer, CS First Boston
                                                                       Investment Management (94-95); Staff
                                                                       Attorney, Division of Enforcement, U.S.
                                                                       Securities and Exchange Commission
                                                                       (91-94); Associate, Morgan, Lewis &
                                                                       Bockius (89-91).

Michael A. Pignataro .........   38    900    Chief Financial Officer  Vice President of BEA (12/95-present);
  153 East 53rd Street                          and Secretary          Assistant Vice President and Chief Ad-
  New York, NY 10022                                                   ministrative Officer for Investment Com-
                                                                       panies of BEA (9/89-12/95).

                                       SHARES
                                       BENEFICIALLY
                                       OWNED
                                       ON                                  CURRENT PRINCIPAL OCCUPATION AND
                                       FEBRUARY                          PRINCIPAL EMPLOYMENT DURING THE PAST
             NAME               AGE    23, 1998   POSITION WITH FUND                  FIVE YEARS
------------------------------  ----   ----   -----------------------  ----------------------------------------
Rocco A. Del Guercio .........   34    --     Vice President           Administrative Officer for BEA-- advised
  153 East 53rd Street                                                 investment companies (6/96-present);
  New York, NY 10022                                                   Assistant Treasurer, Bankers Trust
                                                                       Corp.--Fund Administration (3/94-6/96);
                                                                       Mutual Fund Accounting Supervisor,
                                                                       Dreyfus Corporation (4/87-3/94).

Wendy S. Setnicka ............  33     --     Treasurer                Assistant Vice President of BEA
  153 East 53rd Street                                                 (1/97-present); Administrative Officer
  New York, NY 10022                                                   for BEA-advised investment companies
                                                                       (11/93-present); Supervisor of Fund
                                                                       Accounting and Administration at Reich &
                                                                       Tang LP (6/89-11/93).

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended November 30, 1997. None of the Fund's executive officers and its directors who are also officers or directors of BEA received any compensation from the Fund for such period.

                                               PENSION OR
                                               RETIREMENT                      TOTAL         TOTAL NUMBER
                                                BENEFITS    ESTIMATED    COMPENSATION FROM   OF BOARDS OF
                                               ACCRUED AS     ANNUAL         FUND AND        BEA-ADVISED
                                 AGGREGATE      PART OF      BENEFITS      FUND COMPLEX       INVESTMENT
                                COMPENSATION      FUND         UPON           PAID TO         COMPANIES
       NAME OF DIRECTOR          FROM FUND      EXPENSES    RETIREMENT       DIRECTORS          SERVED
------------------------------  ------------   ----------   ----------   -----------------   ------------
Enrique R. Arzac .............    $8,000            N/A          N/A          $105,500            10

James J. Cattano .............    $7,500            N/A          N/A          $52,500              7

Peter A. Gordon ..............    $5,500            N/A          N/A          $33,000              6

George W. Landau .............    $8,000            N/A          N/A          $56,000              7

Martin M. Torino .............    $8,000            N/A          N/A          $48,000              6

----------------

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meeting will be the ratification or rejection of the selection by the Board of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the present fiscal year ending November 30, 1998. At a meeting held on February 10, 1998, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of Coopers & Lybrand L.L.P. for the fiscal year ending November 30, 1998. Coopers & Lybrand L.L.P. has been the Fund's independent public accountants since the Fund commenced operations in December 1993, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of Coopers & Lybrand L.L.P. will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 1999 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than October 29, 1998. A shareholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding Shares or Shares with a market value of $1,000 entitled to be voted at the meeting and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the Shares:

                                                                                      NUMBER OF SHARES
                                                                                        BENEFICIALLY       PERCENT
NAME AND ADDRESS                                                                            OWNED         OF SHARES
------------------------------------------------------------------------------------  -----------------  ------------

*City of London Investment Group PLC ...............................................       1,652,800           10.3%
  10 Eastcheap
  London EC3MIAJ
  England

*FMR Corp ..........................................................................       1,160,000            7.2%
  82 Devonshire Street
  Boston, MA 02109

*President and Fellows of Harvard College ..........................................       1,070,400            6.7%
  c/o Harvard Management Company, Inc.
  600 Atlantic Avenue
  Boston, MA 02210

--------------

 * As stated in a Schedule 13G on file with the Securities and Exchange Commission as of February 23, 1998.

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, UPON REQUEST TO THE FUND AT ONE CITICORP CENTER, 153 EAST 53RD STREET, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232). THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                                     THE EMERGING MARKETS
                                                  INFRASTRUCTURE FUND, INC.

   3918-PS-98

               THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

          This Proxy is Solicited on Behalf of the Board of Directors

  P       The undersigned hereby appoints Michael A. Pignataro and Rocco A.
        Del Guercio as Proxies, each with the power to appoint his substitute,
  R and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other
  O matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Infrastructure Fund, Inc.
  X (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders to be held on March 24, 1998, and at any
  Y     adjournments thereof.

                                                                -------------
                CONTINUED AND TO BE SIGNED ON REVERSE SIDE      /SEE REVERSE/
                                                                /   SIDE    /
                                                                -------------

  -----
  /   /  Please mark
  / X /  votes as in
  /   /  this example.
  -----

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

The Board of Directors recommends a vote "FOR" the nominees in Proposal 1 and "FOR" Proposal 2.

1. ELECTION OF THE FOLLOWING NOMINEES AS         2. TO RATIFY THE SELECTION OF        FOR     AGAINST   ABSTAIN
   DIRECTORS.                                       COOPERS & LYBRAND L.L.P. AS     -------   -------   -------
   Enrique R. Arzac (three-year term)                INDEPENDENT PUBLIC ACCOUNTANTS  /     /   /     /   /     /
   James J. Cattano (three-year term)               OF THE FUND FOR THE FISCAL      /     /   /     /   /     /
                                                    YEAR ENDING NOVEMBER 30, 1998.  -------   -------   -------


            FOR         WITHHELD
          -------       -------
          /     /       /     /
          /     /       /     /
          -------       -------

   ------
   /    /
   /    /
   --------------------------------------------
      For all nominees except as noted above


                                                        MARK HERE    ------
                                                       FOR ADDRESS   /    /
                                                        CHANGE AND   /    /
                                                       NOTE AT LEFT  ------


                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:_______________ Date:______   Signature:_______________ Date:______